Income Taxes	12 Months Ended
Dec. 31, 2023
Income Tax Disclosure [Abstract]
Income Taxes
Note 7: Income taxes
Income (loss) before income tax consisted of the following (in thousands):

	Year ended December 31,
	2023	2022	2021
US	$120,750	$(310,483)	$97,918
Korea	12,187	5,315	2,696
Other	(1,792)	—	—

Total income (loss) before income taxes	$131,145	$(305,168)	$100,614

The following table presents the detail of income tax expense for the periods presented (in thousands):

	Year ended December 31,
	2023	2022	2021
Current:
US	$21	$11,571	$14,481
Korea	597	2,222	2,049
Other	36	—	—

Total current taxes:	$654	$13,793	$16,530

Deferred:
US	$31,316	$(85,206)	$8,154
Korea	(975)	223	(2,178)
Other	(778)	—	—

Total deferred taxes	$29,563	$(84,983)	$5,976

Total income tax expense (benefit)	$30,217	$(71,190)	$22,506

The following table presents a reconciliation of the statutory rate and our effective tax rate for the periods presented:

	Year ended December 31,
	2023	2022	2021
Statutory tax rate	19.0%	20.0%	20.0%
Foreign jurisdiction rate differential	4.0%	3.7%	3.5%
Non-deductible interest	0.0%	0.0%	0.0%
Withholding taxes	0.4%	(0.6)%	2.0%
Tax credits	(0.3)%	1.0%	(4.2)%
Valuation allowance	3.1%	(0.6)%	1.6%
Other	(3.1)%	(0.1)%	(0.6)%

Total tax rate	23.1%	23.3%	22.3%

Deferred federal, state, and foreign income taxes reflect the net tax impact of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and such amounts for tax purposes. The following table presents the significant components of our deferred tax assets and liabilities as of the dates presented (in thousands):

	Year ended December 31,
	2023	2022
Deferred income tax assets:
Net operating loss carryforward	$22,564	$5,934
Tax credit carryforward	13,844	14,171
Accruals and reserves	753	35,589
Accrued interest	1,118	762
Intangibles	18,026	17,632
Lease liability	1,411	1,120
Goodwill	—	4,467
Interest carryforward	1,426	—
Capitalized R&D costs	1,123	—

Deferred tax assets	$60,265	$79,675
Less: Valuation allowance	(18,747)	(18,893)

Net deferred tax assets	$41,518	$60,782
Deferred tax liabilities
Goodwill	(5,571)	—
Intangibles	(5,210)	—
Right-of-use-assets	(1,384)	(1,038)
Other	(1,267)	(454)

Deferred tax liabilities	$(13,432)	$(1,492)

Net deferred tax assets (liabilities)	$28,086	$59,290

Realization of deferred tax assets is dependent upon the generation of future taxable income, if any, the timing, and amount of which are uncertain. We have provided a valuation allowance against the deferred tax assets of Korea as of December 31, 2023 and 2022 because, based on the weight of available evidence, it is more likely than not that these deferred tax assets will not be realized.
We have a Korean tax loss carryforward of approximately $17.3 million as of December 31, 2023, which are available to reduce future taxable income. These losses begin to expire in 2027. We have U.S. federal net operating loss carryforwards of $67.4 million which carryforward indefinitely. We have $28.7 million of U.S. state net operating losses which begin to expire starting in 2033.
Additionally, we have Korean tax credit carryforwards of $13.7 million as of December 31, 2023, which are available to reduce future foreign tax liabilities. The foreign tax credit carryforwards begin to expire in 2028.
We have not recorded a liability for income taxes or withholding taxes on undistributed earnings of subsidiaries as of December 31, 2023 as we intend to reinvest such earnings outside of Korea for the foreseeable future. Given the Company’s current and anticipated losses in Korea, the method of realizing the cumulative temporary differences related to foreign earnings is difficult to estimate. Therefore, the Company concluded it is not practical to estimate the related deferred tax liability.
We are currently not under audit in any tax jurisdiction. We do not have any uncertain tax positions and have not established reserves for tax positions based on estimates of whether, and the extent to which, additional taxes will be due.